                                                                 Exhibit T3A-38.

                                    DELAWARE

                                 The First State

         I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "COVANTA ONONDAGA FIVE CORP." AS RECEIVED AND FILED IN THIS OFFICE.

         THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

         CERTIFICATE OF INCORPORATION, FILED THE FIRST DAY OF SEPTEMBER, A.D. 1992, AT 3 O'CLOCK P.M.

         CERTIFICATE OF CORRECTION, CHANGING ITS NAME FROM "OGDEN MARTIN SYSTEMS OF ONONDAGO FIVE CORP." TO "OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP.", FILED THE SECOND DAY OF SEPTEMBER, A.D. 1992, AT 4:30 O'CLOCK P.M.

         CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-SECOND DAY OF FEBRUARY, A.D. 1996, AT 9 O'CLOCK A.M.

         CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM "OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP." TO "COVANTA ONONDAGA FIVE CORP.", FILED THE FOURTEENTH DAY OF MARCH, A. D. 2001, AT 9 O'CLOCK A.M.

         AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

/s/ Seal of the Secretary Office           /s/ Harriet Smith Windsor
                                           -------------------------------------
                                           Harriet Smith Windsor, Secretary of
                                           State

2308325         8100H                      AUTHENTICATION:  2951524

040135447                                             DATE: 02-25-04

                                                                 Exhibit T3A-38.

                                                                 Exhibit T3A-38.

                          CERTIFICATE OF INCORPORATION

                                       OF

                   OGDEN MARTIN SYSTEMS OF ONONDAGO FIVE CORP.

         1.       The name of the corporation is:

                   OGDEN MARTIN SYSTEMS OF ONONDAGO FIVE CORP.

         2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         3. The nature of the business or purpose to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         4. The total number of shares of stock which the corporation shall have authority to issue is One Hundred (100) and the per value of each of such shares is One Dollar ($1.00) amounting in the aggregate to One Hundred Dollars ($100.00).

         5. The board of directors is authorized to make, alter or repeal the by-law, at the corporation. Election of directors need not be by written ballot.

         6.       The name and mailing address of the incorporator is:

                                    M.C. Kinnamon
                                    Corporation Trust Center
                                    1209 Orange Street
                                    Wilmington. Delaware 19801

         I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the Central Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 1st day of September, 1992.

                                       3
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                                                                 Exhibit T3A-38.

                                           /s/ H.C. Kinnamon
                                           -------------------------------------
                                           H. C. Kinnamon

                                       4
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                                                                 Exhibit T3A-38.

                                               STATE OF DELAWARE
                                              SECRETARY OF STATE
                                           DIVISION OF CORPORATIONS
                                           FILED 04:30 PM 09/02/1992
                                             732246016 -- 2308325

         CERTIFICATE OF CORRECTION FILED TO CORRECT A CERTAIN ERROR IN THE CERTIFICATE OF INCORPORATION OF OGDEN MARTIN SYSTEMS OF ONONDAGO FIVE CORP. FILED IN THE OFFICE OF THE SECRETARY OF STATE OF DELAWARE ON SEPTEMBER 1, 1992.

                  OGDEN MARTIN SYSTEMS OF ONONDAGO FIVE CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  1. The name of the corporation is OGDEN MARTIN SYSTEMS OF ONONDAGO FIVE CORP.

                  2. That a Certificate of Incorporation was filed by the Secretary of State of Delaware on September 1, 1992, and that said certificate requires correction as permitted by subsection (F) of section 103 of The General Corporation Law of the State of Delaware.

                  3. The inaccuracy or defect of said certificate to be corrected is as follows:

                  To correct a typographical error in the name of the company in the Heading and in Article 1. of the Certificate of Incorporation.

                  4. The Heading of the certificate is corrected to read as follows:

                          CERTIFICATE OF INCORPORATION

                                       OF

                   OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP.

                                       5
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                                                                 Exhibit T3A-38.

and Article 1. of the certificate is corrected to read as follows:

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                                                                 Exhibit T3A-38.

                  1.       The name of the corporation is:

                   OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP.

IN WITNESS WHEREOF, I, have signed this certificate this 2nd day of September, 1992.

                                           /s/ M.C. Kinnamon
                                           -------------------------------------
                                           M. C. Kinnamon

                                                                 Exhibit T3A-38.

             CERTIFICATE OF CHANGE OF LOCATION OF REGISTERED OFFICE
                             AND OF REGISTERED AGENT

It is hereby certified that:

1.       The name of the corporation (hereinafter called the "corporation") is

                   OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP.

2. The registered office of the corporation within the State of Delaware is hereby changed to 1013 Centre Road, City of Wilmington 19805, County of New Castle.

3. The registered agent of the corporation within the State of Delaware is hereby changed to The Prentice-Hall Corporation System, Inc., the business office of which is identical with the registered office of the corporation as hereby changed.

4. The corporation has authorized the changes hereinbefore set forth by resolution of its Board of Directors.

         Signed on /s/ January 15, 19 /s/ 96

                                           /s/ Timothy J. Simpson
                                           -------------------------------------
                                           Authorized Officer

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/22/1996
960050559 -- 2309325

                                                                 Exhibit T3A-38.

            CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

                                       OF

                   OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP.

It is hereby certified that:

                  1. The name of the corporation (hereinafter the "corporation") is OGDEN MARTIN SYSTEMS OF ONONDAGA FIVE CORP.

                  2. The certificate of incorporation of the corporation is hereby amended by striking out Article One thereof and by substituting in lieu of said Article the following new Article:

                  Article One: The name of the corporation (hereinafter called the "corporation") is COVANTA ONONDAGA FIVE CORP.

                  3. The amendment of the certificate of incorporation herein certified has been duly adopted in accordance with the provision of
Section 242 and 228 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, I have duly executed this certificate of amendment this 14th day of March, 2001.

                                           /s/ Patricia Collins
                                           -------------------------------------
                                           Name: Patricia Collins
                                           Title: Asst. Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM  03/14/2001
010126468 -- 2308325

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